SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

AMENDMENT TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2004

DIVIDEND CAPITAL TRUST INC.
(Exact name of small business issuer as specified in its charter)

Maryland	333-86234, 333-113170	82-0538520
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

518 17th Street, Suite 1700 Denver, CO 80202
(Address of principal executive offices)

(303) 228-2200
(Registrant’s telephone number)

Item 2. Acquisition or Disposition of Assets

Purchase of Northwest Business Center and Riverport Commerce Center (previously referred to as “MassPRIM”).  We previously filed a Form 8-K dated May 3, 2004 on May 14, 2004 with regard to the acquisition of Northwest Business Center and Riverport Commerce Center (collectively the “Properties”) without the requisite financial information.  Accordingly, we are filing this Form 8-K/A to include that financial information.  Due to the non-related party nature of this transaction, only audited statements for the year ended December 31, 2003 are required.  The Company is not aware of any material factors relating to these Properties that would cause the reported financial information not to be necessarily indicative of future operating results.

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Item 7. Financial Statements and Exhibits.

(a) Financial Statements of Real Estate Property Acquired:

Northwest Business Center and Riverport Commerce Center:

Report of Independent Registered Public Accounting Firm

Statement of Revenue and Certain Expenses for the Year Ended December 31, 2003

Notes to Statement of Revenue and Certain Expenses

(b) Unaudited Pro Forma Financial Information:

Pro Forma Financial Information (Unaudited)

Pro Forma Consolidated Balance Sheet as of December 31, 2003 (Unaudited)

Notes to Pro Forma Consolidated Balance Sheet (Unaudited)

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2003 (Unaudited)

Notes to Pro Forma Consolidated Statement of Operations (Unaudited)

(c) Exhibits:

None.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIVIDEND CAPITAL TRUST INC.

July 16, 2004
	By:	/s/ Evan H. Zucker
Evan H. Zucker
Chief Executive Officer

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders

Dividend Capital Trust Inc.

Denver, Colorado

We have audited the accompanying statement of revenue and certain expenses of Northwest Business Center and Riverport Commerce Center (collectively the “Properties”) for the year ended December 31, 2003.  This financial statement is the responsibility of the Properties’ management.  Our responsibility is to express an opinion on this financial statement based upon our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K of Dividend Capital Trust Inc., as described in Note 1.  The presentation is not intended to be a complete presentation of the Properties’ revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of Northwest Business Center and Riverport Commerce Center for the year ended December 31, 2003, on the basis of accounting described in Note 1.

/s/ Ehrhardt Keefe Steiner & Hottman PC

July 9, 2004
Denver, Colorado

DIVIDEND CAPITAL TRUST INC.

Northwest Business Center and Riverport Commerce Center

Statement of Revenue and Certain Expenses

For the Year Ended December 31, 2003

Revenues
Rental income	$1,610,693
Other revenue	262,434
Total revenues	1,873,127

Certain expenses
Real estate taxes	154,755
Operating expenses	125,544
Management fee	49,907
Insurance	27,862
Total certain expenses	358,068

Excess of revenue over certain expenses	$1,515,059

See notes to financial statement.

DIVIDEND CAPITAL TRUST INC.

Notes to Financial Statement

Note 1 - Description of Business and Summary of Significant Accounting Policies

The accompanying statement of revenue and certain expenses reflects the operations of the Northwest Business Center and Riverport Commerce Center (collectively the “Properties”). The Properties consist of two distribution facilities located in Springdale, Ohio and Riverport, Kentucky and contain 426,500 aggregate rentable square feet on 25.8 acres of land.  As of December 31, 2003, the Properties had an occupancy percentage of 90%.

The Properties were acquired by Dividend Capital Trust Inc. (the “Company”) from an unrelated party on May 3, 2004 for a total cost, including acquisition costs, of approximately $14.9 million, which was paid with proceeds from the Company’s public offering.  Such costs included an acquisition fee of $145,000 paid to an affiliate.

The accounting records of the Properties are maintained on the accrual basis.  The accompanying statement of revenue and certain expenses was prepared pursuant to the rules and regulations of the Securities and Exchange Commission, and excludes certain expenses such as mortgage interest, depreciation and amortization, professional fees and other costs not directly related to future operations of the Properties.

The Properties recognize revenue from tenant leases on the straight-line method over the life of the related lease.  The results of operations can be significantly impacted by the rental market of the Springdale, Ohio and Riverport, Kentucky region.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Note 2 - Operating Leases

The Properties’ revenue is obtained from tenant rental payments as provided for under non-cancelable operating leases.  The Properties record rental revenue for the full term of the lease on a straight-line basis.  In this case, where the minimum rental payments increase over the life of the lease, the Properties record a receivable due from tenants for the difference between the amount of revenue recorded and the amount of cash received.  This accounting treatment resulted in an increase in rental revenue of approximately $39,700 for the year ended December 31, 2003.

Future minimum lease payments due under these leases, excluding tenant reimbursements of operating expenses, as of December 31, 2003 are as follows:

Year Ending December 31,

2004	$1,425,511
2005	1,039,048
2006	855,832
2007	874,083
2008	495,273
$4,689,747

Tenant reimbursements of operating expenses are included in other revenue in the accompanying statement of revenue and certain expenses.

The following table exhibits those tenants who accounted for greater than 10% of the rental revenues for the year ended December 31, 2003, and the corresponding percentage of the future minimum revenues above:

Tenant	Industry	Lease Expiration	Percentage of 2003 Revenues	Percentage of Future Minimum Revenues

A	Distribution	May 2005	38%	17%

B	Manufacturing	October 2008	25%	37%

C	Furniture retailer	May 2008	22%	34%

Certain leases above contain tenant lease renewal options for various periods under various terms that may or may not be similar to the existing terms.

Note 3 - Subsequent Event

In May 2004, the Properties settled certain claims by tenant C above by paying the tenant $91,630.  Such settlement was contingent upon the sale of the Properties to the Company.  There was no effect on the terms of the underlying lease.

DIVIDEND CAPITAL TRUST INC.

Pro Forma Financial Information

(Unaudited)

The accompanying unaudited pro forma consolidated balance sheet presents the historical financial information of Dividend Capital Trust Inc. (the “Company”) as of December 31, 2003 as adjusted for (i) the acquisition of the properties made subsequent to December 31, 2003, and (ii) the issuance of the Company’s common stock as if these transactions had occurred on December 31, 2003.

The accompanying unaudited pro forma consolidated statement of operations for the year ended December 31, 2003 combine the historical operations of the Company with (i) the incremental effect of the acquisitions of properties in 2003, (ii) the historical operations of properties acquired subsequent to December 31, 2003, (iii) the issuance of debt and (iv) the issuance of the Company’s common stock, as if these transactions had occurred on January 1, 2003.

The unaudited pro forma consolidated financial statements have been prepared by the Company’s management based upon the historical financial statements of the Company and of the individually acquired properties. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the historical financial statements included in the Company’s previous filings with the Securities and Exchange Commission.

DIVIDEND CAPITAL TRUST INC.

Pro Forma Consolidated Balance Sheet

December 31, 2003

	DCT Historical (1)	Acquisitions		Other Pro Forma Adjustments		Pro Forma Consolidated

Assets
Net Investment in Real Estate	$150,633,351	$44,723,566	(2)	$—		$195,356,917
Cash and cash equivalents	4,076,642	(44,723,566	)(2)	177,955,020	(3)	137,308,096
Other assets, net	1,897,543	—		—		1,897,543

Total Assets	$156,607,536	$—		$177,955,020		$334,562,556

Liabilities and Stockholders’ Equity
Mortgage note	$40,500,000	$—		$—		$40,500,000
Line of credit	1,000,000	—		—		1,000,000
Financing obligation	2,695,696	—		—		2,695,696
Accounts payable and other liabilities	5,586,495	—		—		5,586,495

Total Liabilities	49,782,191	—		—		49,782,191

Minority Interest	1,000	—		—		1,000

Shareholders’ Equity:
Common stock	106,824,345	—		177,955,020	(3)	284,779,365

Total Shareholders’ Equity	106,824,345	—		177,955,020		284,779,365

Total Liabilities and Shareholders’ Equity	$156,607,536	$—		$177,955,020		$334,562,556

The accompanying notes are an integral part of this pro forma consolidated financial statement.

DIVIDEND CAPITAL TRUST INC.

Notes to Pro Forma Consolidated Balance Sheet

(Unaudited)

(1)                                  Reflects the historical consolidated balance sheet of the Company as of December 31, 2003.  Please refer to the Company’s historical consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K.

(2)                                  Reflects the acquisition of properties that were acquired after December 31, 2003.  These properties were acquired using the net proceeds from the Company’s public offerings. The total cost of these facilities, including acquisitions costs, was approximately $44.7 million.

(3)                                  A certain amount of capital was raised through the Company’s public offerings after December 31, 2003 which was used to fund the acquisition of the properties acquired in 2004.  As such, the net proceeds from the shares that were sold subsequent to December 31, 2003 through May 3, 2004, the date of the latest acquisition, are included in the accompanying pro forma balance sheet. The following table reflects the calculation used to determine the net proceeds received from the Company’s public offering:

Shares Sold from December 31, 2003 through May 3, 2004	19,772,780
Gross Proceeds	$197,727,800
Less Selling Costs	(19,772,780)
Net Proceeds	$177,955,020

DIVIDEND CAPITAL TRUST INC.

Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2003

	DCT Historical (1)	2003 Acquisitions		2004 Acquisitions		Other Pro Forma Adjustments		Pro Forma Consolidated

REVENUE:
Rental revenue	$2,645,093	$8,194,285	(2)	$5,221,987	(5)	$(110,309	)(7)	$15,951,056
Other income	61,364	—		—		—		61,364
Total Income	2,706,457	8,194,285		5,221,987		(110,309)		16,012,420

EXPENSES:
Rental expenses	366,650	2,159,121	(2)	1,030,759	(5)	—		3,556,530
Depreciation & amortization	1,195,330	4,898,414	(3)	2,517,290	(6)	—		8,611,034
Interest expense	385,424	1,980,625	(4)	—		—		2,366,049
General and administrative expenses	411,948	—		—		—		411,948
Total Operating Expenses	2,359,352	9,038,160		3,548,049		—		14,945,561

NET INCOME (LOSS)	$347,105	$(843,875)		$1,673,938		$(110,309)		$1,066,859

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	3,987,429	—		—		28,255,751	(8)	32,243,180

Diluted	4,007,429	—		—		28,255,751	(8)	32,263,180

NET INCOME (LOSS) PER COMMON SHARE	$0.09							$0.03
Basic and diluted

The accompanying notes are an integral part of this pro forma consolidated financial statement.

DIVIDEND CAPITAL TRUST INC.

Notes to Pro Forma Consolidated Statement of Operations

(Unaudited)

(1)                                  Reflects the historical consolidated statement of operations of the Company for the year ended December 31, 2003.  Please refer to the Company’s historical consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K.

(2)                                  The following table sets forth the incremental rental revenues and operating expenses of the properties acquired during 2003 for the year ended December 31, 2003 based on the historical operations of such properties for the periods prior to acquisition.

	Acquisition Date	Rental Revenues	Operating Expenses	Revenues in Excess of Expenses

Bridgestone/Firestone Distribution Center	6/9/2003	$—	$—	$—
Chickasaw Distribution Center	7/22/2003	802,031	217,995	584,036
Rancho Technology Park	10/16/2003	—	—	—
Mallard Lake Distribution Center	10/29/2003	803,627	13,063	790,564
West by Northwest Business Center	10/30/2003	368,977	253,354	115,623
Park West, Pinnacle & DFW Distribution Facilities	12/15/2003	5,191,090	1,496,064	3,695,026
Plainfield Distribution Center	12/22/2003	1,028,560	178,645	849,915
Total		$8,194,285	$2,159,121	$6,035,164

The properties acquired during 2003 were acquired with the net proceeds from the Company’s initial public offering, the borrowings on the senior secured revolving credit facility and the borrowings on the mortgage indebtedness.

The Bridgestone/Firestone Distribution Center and the Rancho Technology Park were vacant prior to acquisition. As such, no rental revenues and operating expenses have been reflected in the accompanying pro forma statement of operations related to these acquisitions.

(3)                                  The following table sets forth the initial allocation of land and building and other costs based on the preliminary purchase price allocation for the 2003 property acquisitions. This table also reflects the estimated incremental depreciation and amortization for the 2003 property acquisitions using a 40 year life for building, a 20 year life for land improvements and the life of the related lease for leasehold improvements and for other intangible assets based on the preliminary purchase price allocation in accordance with Statement of Financial Accounting Standard No. 141,“Business Combinations” (“SFAS 141”).

	Acquisition Date	Land	Building and Other Costs	Total Cost	Incremental Depreciation and Amortization

Bridgestone/Firestone Distribution Center	6/9/2003	$2,544,999	$21,938,672	$24,483,671	$—
Chickasaw Distribution Center	7/22/2003	1,140,561	13,779,870	14,920,431	464,957
Rancho Technology Park	10/16/2003	2,789,574	7,002,354	9,791,928	—
Mallard Lake Distribution Center	10/29/2003	2,561,328	8,808,242	11,369,570	274,304
West by Northwest Business Center	10/30/2003	1,033,352	7,563,574	8,596,926	356,670
Park West Distribution Facilities	12/15/2003	3,348,000	22,893,585	26,241,585	1,050,368
Pinnacle Industrial Center	12/15/2003	1,587,762	27,838,070	29,425,832	1,523,983
DFW Trade Center	12/15/2003	980,666	10,381,628	11,362,294	688,622
Plainfield Distribution Center	12/22/2003	1,394,147	14,259,728	15,653,875	539,510
Total 2002 Acquisitions		17,380,389	134,465,723	151,846,112	4,898,414

The Bridgestone/Firestone Distribution Center and the Rancho Technology Park were vacant prior to acquisition and therefore no depreciation or amortization expenses have been reflected in the accompanying pro forma statement of operations related to these acquisitions.

(4)                                  The following table sets forth the debt which has been assumed to have been outstanding as of January 1, 2003 and the incremental interest expense that has been included in the pro forma statement of operations.

Amount	Note	Interest Rate	Incremental Interest Expense
$1,000,000	Senior Secured Revolving Credit Facility	Annual interest rate equal to adjusted LIBOR plus 1.125% or (at the election of Dividend Capital) 1.0% over the Prime rate.	$40,000

$40,500,000	Mortgage Note	Annual interest rate equal to 5.0%.	$1,940,625
		Total	$1,980,625

(5)                                  The following table sets forth the incremental rental revenues and operating expenses of the properties acquired during 2004 for the year ended December 31, 2003 based on the historical operations of such properties for the periods prior to acquisition.

	Acquisition Date	Rental Revenues	Operating Expenses	Revenues in Excess of Expenses

Eastgate Distribution Center III	3/19/2004	$1,777,697	$386,335	$1,391,362
Newpoint Place I	3/31/2004	1,571,163	286,356	1,284,807
Northwest and Riverport Centers	5/03/2004	1,873,127	358,068	1,515,059
Total		$5,221,987	$1,030,759	$4,191,228

The properties acquired in 2004 were acquired with the net proceeds raised from the Company’s public offerings.

(6)                                  The following table sets forth the initial allocation of land and building and other costs based on the preliminary purchase price allocation for the 2004 property acquisitions. This table also reflects the estimated incremental depreciation and amortization for the 2004 property acquisitions using a 40 year life for building, a 20 year life for land improvements and the life of the related lease for leasehold improvements and for other intangible assets based on the preliminary purchase price allocation in accordance with Statement of Financial Accounting Standard No. 141, “Business Combinations” (“SFAS 141”).

	Acquisition Date	Land	Building and Other Costs	Total Cost	Incremental Depreciation and Amortization

Eastgate Distribution Center III	3/19/2004	$1,445,321	$13,351,343	$14,796,664	$894,010
Newpoint Place I	3/31/2004	2,143,152	12,908,143	15,051,295	628,861
Northwest Business Center and Riverport Commerce Center	5/03/2004	2,317,500	12,558,107	14,875,607	994,419
Total		$5,905,973	$38,817,593	$44,723,566	$2,517,290

(7)                                  This amount represents the pro forma adjustment for the amortization of above and below market rents pursuant to SFAS 141.

(8)                                  For purposes of presenting pro forma weighted average shares outstanding, it has been assumed that the number of shares outstanding as of the latest acquisition, May 3, 2004, have been outstanding since January 1, 2003.